Exhibit 10.30

ASSIGNMENT OF LAND PURCHASE CONTRACT

This Assignment of Land Purchase Contract is dated January 30th, 2025 and is executed between Chial Mountain Ltd. (“Assignor”) and Awaysis Belize Ltd. together with its subsidiaries, affiliates, successors, assigns, collectively, (“Assignee”).

WHEREAS Assignor and Assignee have entered into a binding contract for the purchase of substantially all the Assets of the Seller in a certain Agreement of Purchase and Sale.

NOW, THEREFORE in exchange for mutual consideration the receipt of which is duly acknowledged, the Parties agree as follows:

1.	The Assignor hereby assigns the purchase of certain land by Chial Mountain Ltd. as evidenced by a contract entered into between Chial Mountain Ltd. and Ewigi Liaebi Ltd. attached hereto as Exhibit “A”. Chial Mountain Ltd. hereby assigns this contract to the Assignee Awaysis Ltd. Belize.

AGREED TO, SIGNED AND EXECUTED, the undersigned have put into effect this Assignment of Land Purchase Contract as of the effective date written below.

PURCHASER

Awaysis Belize Ltd.

By:	/s/ Andrew Trumbach
Name:	Andrew Trumbach
Title:	CFO

SELLER

Chial Mountain Ltd.

By:	/s/ Michael Singh
Name:	Michael Singh
Title:	CEO

(Jan 30, 2025 15:27 CST)